UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22969

PALMER SQUARE OPPORTUNISTIC INCOME FUND
(Exact name of registrant as specified in charter)

2000 Shawnee Mission Parkway Suite 300
Mission Woods, KS 66205
(Address of principal executive offices) (Zip code)

Anne J. Pleviak
Senior Regulatory Counsel
2000 Shawnee Mission Parkway Suite 300
Mission Woods, KS 66205
 (Name and address of agent for service)

(888) 870-3088
Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: July 31, 2015

Item 1. Report to Stockholders.

Palmer Square Opportunistic Income Fund

(PSOIX)

ANNUAL REPORT
July 31, 2015

Palmer Square Opportunistic Income Fund

Table of Contents

Letter to Shareholders	1
Fund Performance	7
Schedule of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Supplemental Information	29
Expense Example	31

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Opportunistic Income Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Opportunistic Income Fund (PSOIX)
July 2015

In this shareholder letter, we will provide general commentary on the Collateralized Loan Obligation ("CLO") market followed by a separate discussion on the Palmer Square Opportunistic Income Fund ("PSOIX," or the "Fund") performance, attribution, and portfolio allocation. We believe we continue to be well-positioned to take advantage of the unique risk/reward opportunity in the CLO space, and as such, we have focused the Fund on this opportunity.

Market Viewpoint/Outlook

The first half of 2015 has presented a number of challenges for fixed income investors, but the CLO market proved to be one of the few bright spots. Before discussing performance, it is helpful to understand the technical picture and how supply unfolded. All told, year-to-date (as of 6/30/2015) CLO supply is $59.35 billion for 112 transactions, lagging slightly behind the $60.97 billion from 114 transactions that priced in the same period last year, according to S&P Capital IQ LCD ("LCD"). That leaves second-quarter U.S. CLO volume at $28.58 billion, just inside the $30.77 billion notched during the first quarter of 2015 and well behind the $38.34 billion issued during the second quarter of 2014, according to LCD. It marks the lowest quarterly issuance since the first quarter of 2014.

We believe, in 2014, the returns possible in the CLO market were temporarily diminished due to record amounts of new supply. In 2015, the data suggests that supply appears to be slowing. However, demand for CLO debt continues to increase as more investors enter the space and market education increases.

Before moving to performance, we wanted to share some analysis that Bank of America Merrill Lynch ("BAML") compiled where they reviewed the performance of U.S. CLOs on a risk-adjusted basis over the past few years amid record-low interest rates and the massive liquidity created by the Federal Reserve's ("Fed") QE programs. Utilizing Sharpe ratios to measure risk-adjusted returns, BAML found that U.S. CLO debt has outperformed other fixed income assets and U.S. equities over the past one and three years. With economic data beginning to rebounding somewhat and the Fed on track to begin their first rate hike later this year, Palmer Square believes U.S. CLOs should continue to make a meaningful contribution to diversified portfolios as a relatively high-yielding and floating-rate asset class.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Source: BofA Merrill Lynch Global Research, BofA Merrill Lynch PriceServe, S&P LCD

BAML also decided to analyze whether investing in CLOs adds to the diversification of a portfolio. At Palmer Square, we often highlight the yield opportunity, historically low default rates, and floating rate benefit. We have not spoken as much about the diversification benefits to a portfolio. As CLOs are a floating-rate product, it is not surprising that the total monthly returns for U.S. CLOs have been negatively correlated with those of the broad U.S. investment grade fixed income universe which is primarily fixed-rate. In analyzing the data, it is interesting to note that U.S. Treasury returns have had positive correlations greater than 0.6 with investment grade corporates, municipals, mortgages, CMBS and fixed-rate ABS over the past one and three years. We believe this illustrates that interest rate volatility has been a primary risk factor in the fixed income markets as credit fundamentals have remained benign overall.

Source: BofA Merrill Lynch Global Research, BofA Merrill Lynch PriceServe, S&P LCD

BAML points out in the research that portfolio diversification hinges on investors' ability to include assets having less than-perfect return correlations among their investments to reduce overall risks. According to BAML, with U.S. CLO returns having had return correlations of less than 0.6 with all other asset classes tracked in the correlation charts shown above over the past three years, with the exception of floating-rate ABS, U.S. CLOs could have played a meaningful role in investors' diversification strategies.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Portfolio Snapshot — Palmer Square Opportunistic Income Fund

Please refer to the tables below for a portfolio snapshot as of 7/31/2015.

Portfolio Construction	Portfolio as % of NAV
BBB	10%
BB	57%
B	17%
High Yield Credit	4%
Sub Notes	6%

Position Summary
Interest Rate Duration	0.04 yrs
Standard Deviation	3.42%
Weighted Average Price	$91.72
Sharpe Ratio	1.11
Beta vs. S&P 500	0.07

Performance/Allocation — Palmer Square Opportunistic Income Fund

The Fund has returned 3.79% since inception 8/29/2014 to 7/31/2015 (net of fees). While we are very pleased with the performance of the Fund, we believe that the Fund has significant embedded upside and is positioned well to benefit further from additional yield capture and/or spread tightening.

Fund Performance Net of Fees (inception 8/29/2014)
	July	3 Month	6 Month	YTD 2015	Since Inception Cumulative
PSOIX	-0.45%	0.87%	4.31%	4.58%	3.79%
Barclays U.S. Aggregate Bond Index	0.70%	-0.64%	-1.47%	0.59%	1.70%

Annual Expense Ratio: Gross 1.57%/Net 1.53%. Expense Cap: 1.50%. Performance shown represents past performance and is not indicative of future returns. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033. The Fund's advisor has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund's average daily net assets. This agreement is in effect until December 1, 2015, and it may be terminated before that date only by the Fund's Board of Trustees. The Fund's advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Allocation and Attribution (please see Notes and Disclosure)
	Q4 2014 Allocation	Q1 2015 Allocation	Q2 2015 Allocation	7/31/2015 Allocation	8/29/2014 to 7/31/2015 Gross Attribution
BBB	18%	15%	11%	10%	0.77%
BB	57%	61%	58%	57%	3.52%
B	18%	14%	17%	17%	0.71%
High Yield Credit	-	3%	-	4%	0.07%
Sub Notes	3%	7%	7%	6%	0.54%

Gross attribution does not include hedges and/or expenses.

What do we believe went right? As shown in the table above relating to gross attribution since inception (8/29/2014 to 7/31/2015), the Fund made money in all areas of the capital structure (with the exception of hedges). While we didn't make wholesale shifts in the portfolio, similar to what we have done repeatedly, we tactically took advantage of relative value opportunities that allowed us to outperform/add alpha to the Fund. For example:

•	Secondary market activity relative to new issue: in 2014, we believed there was a lot of value in new issue given the huge supply causing many deals to come to market at discounted prices. In 2015, we have seen minimal value in new issue and instead have invested predominately in the secondary market as spreads (i.e., price) have been wider (i.e., lower) than new issue. Not only have spreads been wider, but investors also are not getting compensated for taking the ramp risk (i.e., buying all of the initial assets) and longer spread duration that comes with new issue.

•	Refinancings have been particularly attractive in our opinion: refinancings have offered comparable spreads to recent vintage securities yet refinancings are shorter-dated, no longer at risk of being re-financed, and finally, there is great clarity as it pertains to the underlying loan portfolio. With this relative value play, we not only added shorter duration paper, but also moved up in quality, adding AAAs where appropriate.

•	CLO equity more attractive in some cases than any point since 2013: depending on the quality of the CLO manager, the structure dynamics/arbitrage opportunity, and the risk of the underlying loan pool, CLO equity has been attractive. For example, through our research, our team found short-dated paper that was trading close to Net Asset Value ("NAV") with two sources of potential profit: continued high cash-on-cash returns, which can continue past the reinvestment period, and upside convexity should the leveraged loan market rally materially.

Potential Upside Opportunity

As we have done in previous letters, we want to continue to include our views on why we believe the opportunity in CLOs exists when many other areas of credit have recovered significantly. Ultimately, while the timing is unclear, we believe spreads will tighten, driving capital appreciation. To-date, though, we believe spread compression has not occurred due to both cyclical reasons (e.g., supply/demand and lack of retail flow) and systemic reasons (e.g., perceived complexity and lack of expertise). We believe the cyclical reasons can correct over somewhat shorter periods of time (which could potentially lead to strong total returns) while the systemic issues have contributed to low levels of efficiency in the marketplace (which we believe could lead to outsized yield opportunities for a long period of time).

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Cyclical reasons:

•	Lack of retail mutual fund flows - unlike many other areas of credit, we believe CLOs have not had the "retail mutual fund flow." The floating rate bank loan space has seen record inflows from mutual funds. We feel this serves as one reason why bank loans now offer yields similar to their pre-2008 tights. In contrast, the CLO space historically has been almost entirely institutional.

•	Supply/demand - as discussed earlier in the letter, we feel the demand side of CLOs has not kept up with the incredibly robust supply. Given the record new issuance, demand for CLOs seems to have just been enough to soak-up the issuance. In addition, we believe the CLO space is still building back the base of investors that it lost during the crisis due to balance sheet and regulatory changes (i.e., the major European and Japanese banks and prop desks).

Systemic issues:

•	Perceived complexity - the acronym CLO starts with a "C." We believe that some potential investors forget to focus on the next letter which is an "L" (it is not a "D" for CDO or "M" for CMO). Collateralized loan obligations differ from these other two securities. We believe the misperception that they are all similar has also contributed to this higher yield opportunity persisting longer than most would have expected.

•	Lack of expertise in market - we believe a broader range of investors are just beginning to figure out how to evaluate corporate credit in a structure. Today, most asset management firms have a research team that understands how to evaluate single-name credit (i.e., picking bonds or loans in retail or consumer or technology). Most asset management firms also appear to have structure expertise, but it is typically mortgage- based structure expertise (i.e., RMBS, CMBS, etc.). While it appears to be gradually changing, few asset management firms seem to have an integrated team that has structured corporate credit experience.

When will spread compression occur? We believe one of the best aspects of this opportunity is that the exact timing is not critical to strong risk-adjusted returns. If "spread compression" (i.e., price appreciation) does not occur, we believe this opportunity will continue to offer better relative value than other areas of comparably-rated credit. We believe an investor can obtain strong yields plus "pull to par" because bonds are typically bought at a discount and the investments have an expected life of 5-7 years. In our view, the additional yield/ pull to par could naturally be realized over those years. Conversely, if spread compression does occur, the total return boost could happen sooner and yields could be lower on a go- forward basis.

What potential catalysts exist? We believe many catalysts exist including a slowdown in new issuance (as described earlier), increased demand from new buyers such as a growing institutional client base, mortgage players and other traditional asset managers.

Given the environment and opportunity, we are pleased with the Fund's positioning and look forward to continuing to report to our investors. Thank you for your continued investment. Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994-3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Notes and Disclosure

This report is limited to the dissemination of general information pertaining to Palmer Square Capital Management's services and general economic market conditions. The information contained herein is not intended to be personal legal or investment advice or a solicitation to buy or sell any security or engage in a particular investment strategy. Nothing herein should be relied upon as such. The views expressed are for informational purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that any claims made will come to pass.

The Fund allocation shown is used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation. Both Fund and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. It should be noted that data on Fund allocation and exposures are estimates and provided for illustrative purposes only. Allocation figures may not sum to 100%.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund's investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The S&P 500 Index is a market-value weighted index provided by Standard & Poor's comprised of 500 stocks chosen for market size and industry group representation. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Ratings listed herein are assigned by Standard & Poor's (S&P) and Moody's Investor Service (Moody's). Credit quality ratings are measured on a scale with S&P's credit quality ratings ranging from AAA (highest) to D (lowest) and Moody's credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher (lower) of the two ratings. Credit ratings listed are subject to change.

Beta describes an investment's volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be "the equity market" and it has a beta of 1.0.

The performance presented here is past performance and not indicative of future returns. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns. Past performance does not guarantee future results.

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund's portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is “non-diversified," meaning the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds," are rated below investment grade by at least one of Moody's, S&P or Fitch (or if unrated, determined by the Fund's advisor to be of comparable credit quality high yield securities). The Fund is new and has a limited history of operations.

The thoughts and views of Palmer Square are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio.

Palmer Square Capital Management LLC ("Palmer Square") is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply any level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www. adviserinfo.sec. gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Palmer Square Opportunistic Income Fund
FUND PERFORMANCE at July 31, 2015 (Unaudited)

This graph compares a hypothetical $5,000,000 investment in the Fund’s shares (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the Barclays Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Total Return as of July 31, 2015	6 Months (Actual)	Since Inception (Cumulative)	Inception Date
Before deducting maximum sales charge
Palmer Square Opportunistic Income Fund¹	4.31%	3.79%	8/29/14
After deducting maximum sales charge
Palmer Square Opportunistic Income Fund¹	1.18%	0.67%	8/29/14
Barclays U.S. Aggregate Bond Index	-1.47%	1.70%	8/29/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

¹
Initial and additional investments may be subject to a sales load of up to 3.00%, subject to waiver or adjustment by the Advisor. The sales load will be in addition to the subscription price for shares and will not form a part on an investor’s investment in the Fund. Such sales loads are not included in the presentation of annual fund operating expenses.

Gross and Net Expense Ratios for the Fund were 1.57% and 1.53% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% of Fund’s average daily nets assets. This agreement is in effect until December 31, 2015, and it may be terminated before that day only by the Fund’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS
As of July 31, 2015

Principal Amount		Value

	BONDS – 88.7%
	ASSET-BACKED SECURITIES – 88.7%
$500,000	Apidos CLO XI Series 2012-11A, Class D, 4.424%, 1/17/2023[1,2,3]	$500,705
900,000	Apidos CLO XIX Series 2014-19A, Class E, 5.724%, 10/17/2026[1,2,3]	847,142
500,000	Atrium IX Series 9A, Class E, 5.286%, 2/28/2024[1,2,3]	470,511
	Atrium XI
1,000,000	Series 11A, Class E, 5.394%, 10/23/2025[1,2,3]	923,148
940,000	Series 11A, Class F, 6.344%, 10/23/2025[1,2,3]	821,267
	Babson CLO Ltd.
1,500,000	Series 2013-IA, Class F, 5.424%, 4/20/2025[1,2,3]	1,283,338
250,000	Series 2014-3A, Class E1, 5.376%, 1/15/2026[1,2,3]	227,264
500,000	Series 2014-3A, Class F, 6.289%, 1/15/2026[1,2,3]	429,812
1,500,000	Series 2014-IIA, Class D, 3.774%, 10/17/2026[1,2,3]	1,464,931
1,000,000	Series 2014-IIA, Class E, 5.174%, 10/17/2026[1,2,3]	905,288
	Benefit Street Partners CLO V Ltd.
1,000,000	Series 2014-VA, Class D, 3.837%, 10/20/2026[1,2,3]	961,250
1,000,000	Series 2014-VA, Class E, 5.437%, 10/20/2026[1,2,3]	920,135
1,500,000	Benefit Street Partners CLO VII Ltd. Series 2015-VIIA, Class D, 5.631%, 7/18/2027[1,2,3]	1,387,561
1,000,000	Birchwood Park CLO Ltd. Series 2014-1A, Class E1, 5.274%, 7/15/2026[1,2,3]	923,010
1,200,000	BlueMountain CLO Ltd. Series 2013-1A, Class D, 4.874%, 5/15/2025[1,2,3]	1,098,371
	Carlyle Global Market Strategies CLO Ltd.
500,000	Series 2012-1A, Class DR, 4.025%, 4/20/2022[1,2,3]	499,449
1,000,000	Series 2014-3A, Class D1, 5.395%, 7/27/2026[1,2,3]	925,123
750,000	Series 2014-3A, Class E, 6.345%, 7/27/2026[1,2,3]	651,168
	Catamaran CLO Ltd.
1,000,000	Series 2014-1A, Class D, 4.674%, 4/20/2026[1,2,3]	880,462
2,000,000	Series 2014-2A, Class C, 3.674%, 10/18/2026[1,2,3]	1,921,432
1,000,000	Series 2015-1A, Class E, 5.407%, 4/22/2027[1,2,3]	914,928
500,000	Cent CLO 21 Ltd. Series 2014-21A, Class D, 5.295%, 7/27/2026[1,2,3]	453,807
	Cent CLO 22 Ltd.
1,000,000	Series 2014-22A, Class D, 5.576%, 11/7/2026[1,2,3]	933,419
750,000	Series 2014-22A, Class E, 6.574%, 11/7/2026[1,2,3]	660,822
1,500,000	CIFC Funding Ltd. Series 2012-2A, Class B2R, 6.029%, 12/5/2024[1,2,3]	1,491,972
1,000,000	Dryden 37 Senior Loan Fund Series 2015-37A, Class F, 6.689%, 4/15/2027[1,2,3]	881,173
2,000,000	Dryden XXII Senior Loan Fund Series 2011-22A, Class SUB, 0.000%, 1/15/2022[1,2]	1,580,602

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2015

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Dryden XXIV Senior Loan Fund
$1,000,000	Series 2012-24RA, Class ER, 6.224%, 11/15/2023[1,2,3]	$1,001,072
1,500,000	Series 2012-24RA, Class FR, 8.174%, 11/15/2023[1,2,3]	1,488,579
1,000,000	Flatiron CLO Ltd. Series 2014-1A, Class D, 5.289%, 7/17/2026[1,2,3]	902,114
1,000,000	Greywolf CLO II Ltd. Series 2013-1A, Class E, 5.339%, 4/15/2025[1,2,3]	835,621
2,250,000	Greywolf CLO III Ltd. Series 2014-1A, Class D, 5.274%, 4/22/2026[1,2,3]	2,061,018
	Greywolf CLO IV Ltd.
750,000	Series 2014-2A, Class D, 5.889%, 1/17/2027[1,2,3]	704,445
750,000	Series 2014-2A, Class E, 6.824%, 1/17/2027[1,2,3]	664,433
750,000	Madison Park Funding X Ltd. Series 2012-10A, Class E, 5.537%, 1/20/2025[1,2,3]	747,215
1,500,000	Marathon CLO IV Ltd. Series 2012-4A, Class D, 6.026%, 5/20/2023[1,2,3]	1,488,785
	Mountain View CLO Ltd.
500,000	Series 2013-1A, Class E, 4.786%, 4/12/2024[1,2,3]	440,200
1,000,000	Series 2014-1A, Class INC1, 0.000%, 10/15/2026[1]	709,547
2,000,000	Series 2014-1A, Class E, 5.606%, 10/15/2026[1,3]	1,810,766
1,000,000	Series 2014-1A, Class F, 6.076%, 10/15/2026[1,3]	821,385
1,250,000	Series 2015-9A, Class D, 5.629%, 7/15/2027[1,2,3]	1,128,047
1,000,000	Series 2015-10A, Class E, 5.147%, 10/13/2027[1,2,3]	877,700
2,000,000	OZLM VIII Ltd. Series 2014-8A, Class D, 5.124%, 10/17/2026[1,2,3]	1,836,303
1,500,000	Race Point VII CLO Ltd. Series 2012-7A, Class INC, 0.000%, 11/8/2024[1,2]	963,763
500,000	TICP CLO I Ltd. Series 2014-1A, Class D, 4.795%, 4/26/2026[1,2,3]	437,247
1,000,000	TICP CLO II Ltd. Series 2014-2A, Class D, 4.924%, 7/20/2026[1,2,3]	879,737
1,500,000	Voya CLO Ltd. Series 2012-3AR, Class ER, 6.289%, 10/15/2022[1,3]	1,501,775
		46,257,842

	TOTAL BONDS (Cost $46,530,230)	46,257,842

	TOTAL INVESTMENTS – 88.7% (Cost $46,530,230)	46,257,842
	Other Assets in Excess of Liabilities – 11.3%	5,915,795
	TOTAL NET ASSETS – 100.0%	$52,173,637

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2015

[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $46,257,842.

[2]	Callable.
[3]	Variable, floating or step rate security.

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2015

SWAP CONTRACTS
TOTAL RETURN SWAP CONTRACTS

Counterparty/ Reference Entity	Notional Amount(a)	Pay/Receive Total Return Reference Entity	Financing Rate	Termination Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
The Bank of Nova Scotia
Loan Funding I, Ltd. - OTC(b)	$7,929,880	Receive	1-Month USD-LIBOR- ICE + 0.90%	8/2/16	$-	$(21,026)
TOTAL TOTAL RETURN SWAP CONTRACTS					$-	$(21,026)

INTEREST RATE CAP OPTIONS CONTRACTS

Counterparty/ Reference Entity	Floating Rate Increase	Pay/ Receive Floating Rate	Cap Rate	Expiration Date	Notional Amount	Premium Paid (Received)	Market Value
J.P. Morgan
Call - OTC 3 Month	USD-LIBOR-BBA	Receive	0.6175%	10/17/16	$30,000,000	$69,000	$64,914
TOTAL INTEREST RATE CAP OPTIONS CONTRACTS						$69,000	$64,914

(a)	The notional amount of a total return swap contract is the reference amount pursuant to which the counterparties make payments and is not a measure of the maximum risk of loss.
(b)	Loan Funding I, Ltd. consists of a portfolio of BBB to B- rated bank loans.

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
SUMMARY OF INVESTMENTS
As of July 31, 2015

Security Type/Sector	Percent of Total Net Assets
Bonds
Asset-Backed Securities	88.7%
Total Bonds	88.7%
Total Investments	88.7%
Other Assets in Excess of Liabilities	11.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of July 31, 2015

Assets:
Investments, at value (cost $46,530,230)	$46,257,842
Interest rate cap option, at value (cost $69,000)	64,914
Total investments, at value (cost $46,599,230)	46,322,756
Cash	4,134,543
Cash held at broker	2,167,647
Receivables:
Fund shares sold	189,985
Due from Advisor	1,330
Interest	310,378
Prepaid offering costs	7,129
Prepaid expenses	11,255
Total assets	53,145,023

Liabilities:
Payables:
Investment securities purchased	877,700
Unrealized depreciation on open swap contracts	21,026
Shareholder servicing fees (Note 6)	11,848
Auditing fees	17,831
Transfer agent fees and expenses	13,871
Fund accounting fees	13,094
Fund administration fees	7,023
Legal fees	2,678
Custody fees	1,038
Trustees' fees and expenses	706
Accrued other expenses	4,571
Total liabilities	971,386

Net Assets	$52,173,637

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of July 31, 2015

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$51,994,650
Accumulated net investment income	385,441
Accumulated net realized gain on investments, futures contracts and swap contracts	91,046
Net unrealized depreciation on:
Investments	(272,388)
Purchased options contracts	(4,086)
Swap contracts	(21,026)
Net Assets	$52,173,637

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$52,173,637
Shares of beneficial interest issued and outstanding	2,601,307
Redemption price per share	$20.06
Maximum sales charge (3.00% of offering price)	0.62
Maximum offering price to public	$20.68

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
STATEMENT OF OPERATIONS
For the Period August 29, 2014* through July 31, 2015

Investment Income:
Interest	$2,136,520
Total investment income	2,136,520

Expenses:
Advisory fees	316,254
Legal fees	91,042
Offering costs	82,602
Transfer agent fees and expenses	42,530
Fund accounting fees	41,795
Shareholder servicing fees (Note 6)	33,509
Fund administration fees	33,372
Trustees' fees and expenses	31,793
Organization costs	26,500
Registration fees	22,528
Auditing fees	17,831
Miscellaneous	8,407
Custody fees	6,397
Shareholder reporting fees	4,383
Insurance fees	1,307
Brokerage expense	438
Total expenses	760,688
Advisory fees waived	(284,510)
Net expenses	476,178
Net investment income	1,660,342

Realized and Unrealized Loss on Investments, Purchased Options Contracts,
Futures Contracts and Swap Contracts:
Net realized gain (loss) on:
Investments	54,221
Futures contracts	(3,750)
Swap contracts	45,318
Net realized gain	95,789
Net change in unrealized appreciation/depreciation on:
Investments	(272,388)
Purchased options contracts	(4,086)
Swap contracts	(21,026)
Net change in unrealized appreciation/depreciation	(297,500)
Net increase from payment by affiliates (Note 3)	4,825
Net realized and unrealized loss on investments, purchased options contracts,
futures contracts and swap contracts	(196,886)

Net Increase in Net Assets from Operations	$1,463,456

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period August 29, 2014* through July 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,660,342
Net realized gain on investments, futures contracts and swap contracts	95,789
Net change in unrealized appreciation/depreciation on investments,
purchased options contracts and swap contracts	(297,500)
Net increase from payment by affiliates (Note 3)	4,825
Net increase in net assets resulting from operations	1,463,456

Distributions to Shareholders:
From net investment income	(1,363,930)
Total distributions to shareholders	(1,363,930)

Capital Transactions:
Net proceeds from shares sold	51,371,010
Reinvestment of distributions	1,105,842
Cost of shares redeemed	(402,741)
Net increase in net assets from capital transactions	52,074,111

Total increase in net assets	52,173,637

Net Assets:
Beginning of period	−
End of period	$52,173,637

Accumulated net investment income	$385,441

Capital Share Transactions:
Shares sold	2,565,931
Shares reinvested	55,466
Shares redeemed	(20,090)

Net increase in capital share transactions	2,601,307

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	August 29, 2014*
	through
	July 31, 2015

Net asset value, beginning of period	$20.00
Income from Investment Operations:
Net investment income[1]	0.97
Net realized and unrealized loss on investments	(0.23)
Total from investment operations	0.74
Less Distributions:
From net investment income	(0.68)

Net asset value, end of period	$20.06

Total return[2]	3.79%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$52,174

Ratio of expenses to average net assets:
Before fees waived	2.40%	[4]
After fees waived	1.50%	[4]
Ratio of net investment income to average net assets:
Before fees waived	4.33%	[4]
After fees waived	5.23%	[4]
Portfolio turnover rate	10%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses had expenses not been waived and/or absorbed by the Advisor. Returns shown do not include payment of sales load of 3.00% of offering price. If the sales load were included, total returns would be lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS
July 31, 2015

Note 1 – Organization
The Palmer Square Opportunistic Income Fund (the “Fund”) was organized as a Delaware statutory trust on May 1, 2014, and is registered as a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended.  Shares of the Fund are being offered on a continuous basis (the “Shares”).  The Fund commenced operations on August 29, 2014.  The Fund had no operations prior to August 29, 2014 other than those relating to its organization and the sale of 5,000 shares of beneficial interest in the Fund at $20.00 per share to the Fund’s advisor, Palmer Square Capital Management LLC.

The Fund has an “interval fund” structure pursuant to which the Fund, subject to applicable law, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”).  Subject to the approval of the Fund’s Board of Trustees, the Fund will seek to conduct such quarterly repurchase offers typically for 10% of the Fund’s outstanding Shares at NAV.  In connection with any repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares.  Repurchases may be oversubscribed, preventing shareholders from selling some or all of their tendered Shares back to the Fund.  The Fund’s Shares are not listed on any securities exchange and there is no secondary trading market for its Shares.

The Fund’s investment objective is to seek a high level of current income.  As a secondary objective, the Fund seeks long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2015

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld.  The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  The Fund bears all expenses incurred in its business and operations, other than those borne by the Advisor, pursuant to its agreement with the Fund, including, but not limited to all investment related expenses.

In conjunction with the use of futures contracts and swap contracts, the Fund may be required to maintain collateral in various forms.  At July 31, 2015, such collateral is denoted in the Fund’s Statement of Assets and Liabilities.  Also in conjunction with the use of futures contracts or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty.  At July 31, 2015, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

The Fund incurred offering costs of approximately $89,731, which are being amortized over a one-year period from August 29, 2014 (commencement of operations).  Offering costs include Securities and Exchange Commission and state registration fees and legal fees for preparing the initial registration statement.  Organization costs consist of costs incurred to establish the Fund and enable it legally to do business. These organization costs were approximately $26,500.

(c) Asset-Backed Securities
Asset-backed securities include pools of mortgages, loans, receivables or other assets.  Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.  The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.  In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2015

(d) Swap Agreements
The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks.  For example, interest rate swaps may be offset with "caps," "floors" or "collars".  A "cap" is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A "floor" is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A "collar" is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents.

The Fund may enter into total return swap contracts for investment purposes.  Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index).  That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.  By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks.  Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

The Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

(e) Futures Contracts
The Fund may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2015

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract.  This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.

(f) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the period August 29, 2014 (commencement of operations) through July 31, 2015, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders
The Fund will make quarterly distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2015

Note 3 – Investment Advisory and Other Agreements
The Fund entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure total annual Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets.  This agreement is in effect until December 1, 2015, and it may be terminated before that date only by the Fund’s Board of Trustees.

For the period August 29, 2014 (commencement of operations) through July 31, 2015, the Advisor waived advisory fees totaling $284,510.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At July 31, 2015, the amount of these potentially recoverable expenses was $284,510.  The Advisor may recapture all or a portion of this amount no later than July 31, 2018.

The Advisor reimbursed the Fund $4,825 for losses from a security valuation and a trade error.  This amount is reported on the Fund’s Statement of Operations under the caption “Net increase from payments by affiliates.”  This reimbursement had no impact to the Fund’s total return.

Foreside Fund Services, LLC, (“Foreside”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator.  Effective August 31, 2015, UMB Bank, n.a., an affiliate of UMBFS, will serve as the Fund’s custodian.  Prior to August 31, 2015, J.P. Morgan Chase Bank, N.A., served as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of the Advisor and its affiliate. The Fund does not compensate trustees and officers affiliated with the Fund’s Advisor.

Note 4 – Federal Income Taxes
At July 31, 2015, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$46,531,338

Gross unrealized appreciation	$328,446
Gross unrealized depreciation	(601,942)

Net unrealized depreciation on investments	$(273,496)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2015

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period August 29, 2014 (commencement of operations) through July 31, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (79,461)	$89,029	$(9,568)

As of July 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$456,569
Undistributed long-term capital gains	-
Accumulated earnings	456,569

Accumulated capital and other losses	-
Unrealized depreciation on purchased options contracts	(4,086)
Unrealized depreciation on investments	(273,496)
Total accumulated earnings	$178,987

The tax character of distributions paid during the period August 29, 2014 (commencement of operations) through July 31, 2015 was as follows:

2015
Distributions paid from:
Ordinary income	$1,363,930
Net long-term capital gains	-
Total taxable distributions	1,363,930
Total distributions paid	$1,363,930

Note 5 – Investment Transactions
For the period August 29, 2014 (commencement of operations) through July 31, 2015, purchases and sales of investments, excluding short-term investments, futures contracts, options contracts and swap contracts, were $49,508,471 and $3,116,500, respectively.

Note 6 – Shareholder Servicing Plan
The Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period August 29, 2014 (commencement of operations) through July 31, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2015

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of July 31, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1**		Level 2	Level 3**	Total
Assets
Investments
Bonds*		$-	$46,257,842	$-	$46,257,842
Other Financial Instruments***
Interest Rate Cap Options Contracts		-	64,914	-	64,914
Total Assets		$-	$46,322,756	$-	$46,322,756
Liabilities
Other Financial Instruments***
Total Return Swap Contracts	$		$21,026		$21,026
Total Liabilities		$-	$21,026	$-	$21,026

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2015

*	All bonds held in the Fund are Level 2 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 1 or Level 3 securities at period end.
***	Other financial instruments are derivative instruments, such as futures contracts and swap contracts. Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of July 31, 2015 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets
Interest rate cap options contracts, at fair value	$-	$-	$-	$64,914	$64,914
	$-	$-	$-	$64,914	$64,914

Liabilities
Unrealized depreciation on open swap contracts	$-	$-	$-	$21,026	$21,026
	$-	$-	$-	$21,026	$21,026

The effects of derivative instruments on the Statement of Operations for the period ended August 29, 2014 (commencement of operations) through July 31, 2015 are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Futures contracts	$-	$-	$-	$(3,750)	$(3,750)
Swap contracts	-	-	-	45,318	45,318
	$-	$-	$-	$41,568	$41,568

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2015

Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$-	$-	$-	$(4,086)	$(4,086)
Swap contracts	-	-	-	(21,026)	(21,026)
	$-	$-	$-	$(25,112)	$(25,112)

The notional amount is included on the Schedule of Investments.  The quarterly average volumes of derivative instruments as of July 31, 2015 are as follows:

Derivatives not designated as hedging instruments
Interest rate contracts	Interest rate cap options contracts	Notional amount	$10,000,000
	Swap contracts	Notional amount	$4,413,964

Note 11 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below.  Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized depreciation on open swap contracts – liability payable	The Bank of Nova Scotia	$21,026	$-	$(21,026)	$-

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2015

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Fund to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Fund to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Palmer Square Opportunistic Income Fund

We have audited the accompanying statement of assets and liabilities of the Palmer Square Opportunistic Income Fund (the “Fund”), including the schedule of investments, as of July 31, 2015, and the related statement of operations, the statement of changes in net assets and financial highlights for the period August 29, 2014 (commencement of operations) through July 31, 2015.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Palmer Square Opportunistic Income Fund as of July 31, 2015, and the results of its operations, the changes in its net assets and its financial highlights for the period August 29, 2014 (commencement of operations) through July 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 24, 2015

Palmer Square Opportunistic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Megan Rosenzweig, CPAа (born 1975) Trustee	Indefinite; Since August 2014	Financial Reporting Manager, The Anschutz Corporation (2000 - present). Supervising Audit Senior, KPMG, LLP (1997 - 2000).	1	None
James Neville Jr.а (born 1964) Trustee	Indefinite; Since August 2014	Portfolio Manager, Great Plains Principal Trading (January 2012 - present). Proprietary Trader (1987 - 2011).	1	None
Interested Trustee:
Gary Hensonа (born 1966) Trustee and President	Indefinite; Since August 2014	President and Chief Investment Officer, Montage Investments, LLC (January 2010 - present). President, Mariner Holdings, LLC (August 2007 - present).	1	None
Officers of the Trust:
Christopher D. Longа (born 1975) Vice President	Indefinite; Since August 2014	President and Founder of Palmer Square Capital Management, LLC (2009 - present). Managing Director and Investment Committee Member, Prairie Capital Management, LLC (October 2006 – April 2009).	N/A	N/A
David Henriksenа (born 1954) Treasurer	Indefinite; Since April 2015	Managing Director, Montage Investments, LLC (September 2010 – present). Director and Manager, Tortoise Capital Advisors (August 2007 – September 2010).	N/A	N/A
Anne J. Pleviakа (born 1982) Secretary	Indefinite; Since August 2014
Senior Regulatory Counsel, Mariner Holdings, LLC (August 2011 - present).  Chief Compliance Officer, Palmer Square Capital Management, LLC (September 2013 - present). Chief Compliance Officer, Montage Investments, LLC (January 2014 - present). Chief Compliance Officer, Fountain Capital Management, LLC (January 2014 - present).  Licensed Compliance Administrator, Legacy Financial Strategies, LLC (October 2009 - August 2011).

			N/A	N/A

Palmer Square Opportunistic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Iryna Northripа (born 1983) Chief Compliance Officer	Indefinite; Since August 2014	Regulatory Counsel, Mariner Holdings, LLC (July 2014 - present). Associate, Bryan Cave LLP (November 2012 - June 2014). Summer Associate, Bryan Cave LLP (June 2011 - July 2011).	N/A	N/A

а      Address for Trustees and officers: 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205.

Palmer Square Opportunistic Income Fund
EXPENSE EXAMPLE
For the Six Months Ended July 31, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees, distribution fees and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2015 to July 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	2/1/15	7/31/15	2/1/15 – 7/31/15
Actual Performance	$ 1,000.00	$ 1,043.10	$ 7.61
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,017.34	$ 7.52

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Palmer Square Opportunistic Income Fund

Investment Advisor
Palmer Square Capital Management LLC
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Opportunistic Income Fund	PSOIX	611776 105

Privacy Principles of the Palmer Square Opportunistic Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Opportunistic Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (866) 933-9033.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Palmer Square Opportunistic Income Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s two independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 7/31/2015
Audit Fees	$15,000
Audit-Related Fees	N/A
Tax Fees	$2,500
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 7/31/2015
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 7/31/205
Registrant	N/A
Registrant’s Investment Advisor	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
In accordance with Rules 30b1-4 (new) & 206(4)-6 (new) & 204-2 (amended) of the Investment Advisers Act of 1940, Palmer Square Capital Management LLC (“Palmer”) is providing all clients with a summary of its proxy voting procedures.

•
Upon opening an account with Palmer, clients are given the option to delegate proxy-voting discretion to Palmer by completing the appropriate documents. Palmer will only exercise proxy-voting discretion over client shares in the instances where clients give Palmer discretionary authority to vote on their behalf.

•
It is Palmer’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to limit conflict of interest issues between Palmer and its clients. Glass Lewis & Co. and Palmer retain a record of all recommendations.

•	Glass Lewis & Co. is a neutral third party that issues recommendations based upon its own internal guidelines.

•
Palmer may vote client shares inconsistent with Glass Lewis & Co. recommendations if Palmer believes it is in the best interest of its clients. In such a case, Palmer will have on file a written disclosure detailing why they believe Glass Lewis & Co.’s recommendation was not in the client’s best interest.

•
In situations where there is a conflict of interest in the voting of proxies due to business or personal relationships that Palmer maintains with persons having an interest in the outcome of certain votes, Palmer will take appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients.

•	Palmer votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

•	Annually, Palmer will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

•	Palmer’s Compliance Department will periodically review all proxy votes to ensure consistency with its procedures.

•	Upon request, clients can receive a copy of Palmer’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

•	These procedures are currently in effect.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information presented is as of September 1, 2015

Angie K. Long and Christopher D. Long are jointly and primarily responsible for the day to day management of the Fund and have managed the Fund since it commenced operations on August 29, 2014.

Christopher D. Long. Mr. Long is the President and founder of the Advisor and is responsible for the Advisor’s alternative investments business and credit business, managing both the firm’s investment activities and operations as well as defining its investment policy. Mr. Long has 17 years of investment experience prior to founding the Advisor, Mr. Long was a Managing Director and Investment Committee Member at Prairie Capital Management, LLC (“Prairie”) from 2006 to 2009, where he was one of the team members responsible for the firm’s proprietary alternative investment products. Prior to joining Prairie, Mr. Long was at various New York City-based firms including Sandell Asset Management, Corp. (“Sandell”), a multi-billion multi-strategy hedge fund, where he, as a Research Analyst, invested in both equity and debt securities from 2005 to 2006. Prior to Sandell, he worked at Morgan Stanley in the Credit Derivatives and Distressed Securities Group as an Associate, focusing on the firm’s proprietary investments during the summer of 2004. Before Morgan Stanley, Mr. Long worked at TH Lee Putnam Ventures, a $1.1 billion private equity fund sponsored by Thomas H. Lee Partners and Putnam Investments, from 1999 to 2003. In that role, he was a member of the investment team investing over $200 million of capital and served as a director and board observer at certain companies in which the fund invested. Mr. Long started his career at JPMorgan & Co. in Leveraged Finance and Mergers & Acquisitions (FIG Group), advising corporations and private equity firms on investment banking and capital markets, from 1997 through 1999. Mr. Long received an MBA from the Harvard Business School in 2005, and an undergraduate degree in Economics, cum laude, from Princeton University in 1997.

Angie K. Long, CFA. Ms. Long has been the Chief Investment Officer of the Advisor since February 2011. She is a member of the Advisor’s Investment Committee and has key responsibilities for all investment-related activities with a particular focus on portfolio construction and risk management. Ms. Long has 17 years of investment experience. Prior to joining Palmer Square, Ms. Long worked for JPMorgan Chase & Co. in New York from 1998 to 2011. There, she held a variety of management and trading roles, including Deputy Head of Credit Trading for North America, Head of High Yield Trading, and Head of Credit Derivatives Trading. She has been a trader within many products and strategies including high yield bonds, high yield credit derivatives, distressed debt, capital structure arbitrage and structured credit. Among other career achievements, Ms. Long is credited with creating the High Yield Debt Index, the first liquid credit trading index. She was named a managing director of JPMorgan Chase & Co. at age 29. She was responsible for building JPMorgan’s High Yield Credit Derivatives business and Credit Options business. Ms. Long holds the Series 7, 63, 4, 55, and 24 securities licenses. She received an AB degree in Economics from Princeton University in 1997 and is a Chartered Financial Analyst.

 (a)(2) The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of July 31, 2015:

			With Advisory Fee based on Performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher D. Long
Registered Investment Companies:	4	$1,148,190,967	0	$0
Other pooled investment vehicles:	16	$2,609,253,153	11	$ 2,450,200,529
Other accounts:	59	$193,414,483	0	$0
		$3,950,858,604
Angie K. Long, CFA
Registered Investment Companies:	4	$1,148,190,967	0	$0
Other pooled investment vehicles:	16	$2,609,253,153	11	$2,450,200,529
Other accounts:	10	$168,019,104	0	$0
		$3,925,463,225

Portfolio Manager Potential Material Conflicts of Interest
It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles the portfolio manager advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments, it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

The goal of the Advisor is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Advisor have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.

 (a)(3) Portfolio Managers’ Compensation as of July 31, 2015.

The portfolio managers receive a fixed base salary. Each portfolio manager is an equity owner of the firm and shares in the firm’s profits. The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

(a)(4) Beneficial Ownership of Securities as of July 31, 2015.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Angie K. Long, CFA	None
Christopher D. Long	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Palmer Square Opportunistic Income Fund

By (Signature and Title)	/s/ Gary Henson
Gary Henson, President

Date	10/9/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gary Henson
Gary Henson, President

Date	10/9/15

By (Signature and Title)	/s/ David Henriksen
David Henriksen, Treasurer

Date	10/9/15